SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934

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      14a-6(e)(2))
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                            SI Financial Group, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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
                    [Letterhead of SI Financial Group, Inc.]

                                  April 6, 2005

Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of SI Financial Group, Inc. The meeting will be held at the Capital Theater, 896 Main Street, Willimantic, Connecticut, on Wednesday, May 11, 2005, at 9:00 a.m., local time.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of McGladrey & Pullen, LLP, the Company's former independent auditors, will be present to respond to appropriate questions of stockholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously voted.

      We look forward to seeing you at the meeting.

                                           Sincerely,

                                           /s/ Rheo A. Brouillard

                                           Rheo A. Brouillard
                                           President and Chief Executive Officer

                            SI Financial Group, Inc.
                                 803 Main Street
                         Willimantic, Connecticut 06226
                                 (860) 423-4581

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                    Notice of Annual Meeting of Stockholders

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      On Wednesday, May 11, 2005, SI Financial Group, Inc. (the "Company") will hold its annual meeting of stockholders at the Capital Theater, 896 Main Street, Willimantic, Connecticut. The meeting will begin at 9:00 a.m., local time. At the meeting, stockholders will consider and act on the following:

      1.    The election of three directors to serve for a term of three years;

      2.    The approval of the SI Financial Group, Inc. 2005 Equity Incentive
            Plan;

      3. The ratification of the appointment of Wolf & Company, P.C. as independent auditors for the Company for the fiscal year ending December 31, 2005; and

      4.    Such other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      Stockholders of record as of the close of business on March 18, 2005 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

      Please complete and sign the enclosed form of proxy and mail it promptly in the enclosed envelope. Your proxy will not be used if you attend the meeting and vote in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Sandra M. Mitchell

                                          Sandra M. Mitchell
                                          Corporate Secretary

Willimantic, Connecticut
April 6, 2005

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                            SI FINANCIAL GROUP, INC.

                       ----------------------------------

                                 PROXY STATEMENT

                       ----------------------------------

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of SI Financial Group, Inc. ("SI Financial" or the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Savings Institute Bank and Trust Company ("Savings Institute") and the majority-owned subsidiary of SI Bancorp, MHC ("SI Bancorp"). The annual meeting will be held at the Capital Theater, 896 Main Street, Willimantic, Connecticut, on Wednesday, May 11, 2005, at 9:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about April 6, 2005.

                           Voting And Proxy Procedure

Who Can Vote at the Meeting

      You are entitled to vote your shares of SI Financial common stock if the records of the Company show that you held your shares as of the close of business on March 18, 2005. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker, bank or nominee. As the beneficial owner, you have the right to direct your broker on how to vote your shares. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing it on how to vote your shares.

      As of the close of business on March 18, 2005, a total of 12,563,750 shares of SI Financial common stock were outstanding. Each share of common stock has one vote. The Company's Charter provides that record owners of the Company's common stock (other than SI Bancorp) who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of that 10% limit.

Attending the Meeting

      If you are a stockholder as of the close of business on March 18, 2005, you may attend the meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank, broker or other nominee are examples of proof of ownership. If you want to vote your shares of SI Financial common stock held in street name in person at the meeting, you will need a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote By SI Bancorp

      SI Bancorp, the mutual holding company for the Company, owned 58% of the outstanding shares of common stock of the Company as of March 18, 2005. All shares of common stock owned by SI Bancorp will be voted in accordance with the instructions of the Board of Directors of SI Bancorp, the members of which are identical to the members of the Board of Directors of the Company. SI Bancorp is expected to vote such shares "FOR" each nominee for election as a director and "FOR" each other proposal.

Vote Required

      The annual meeting will be held only if there is a quorum. A majority of the outstanding shares of SI Financial common stock entitled to vote, represented in person or by proxy, constitutes a quorum. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast at the annual meeting. "Plurality" means that the nominees receiving the largest number of votes cast will be elected as directors up to the maximum number of directors to be elected at the annual meeting. At the annual meeting, the maximum number of directors to be elected is three. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

      In voting to approve the SI Financial Group, Inc. 2005 Equity Incentive Plan (the "2005 Plan"), you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes eligible to be cast at the annual meeting, including the shares held by SI Bancorp ("Vote Standard A"), and by the affirmative vote of a majority of the votes cast at the annual meeting, excluding the shares held by SI Bancorp ("Vote Standard B"). For Vote Standard A, abstentions and broker non-votes will have the same effect as a negative vote. For Vote Standard B, abstentions and broker non-votes will have no effect on the voting.

      In voting to ratify the appointment of Wolf & Company, P.C. as independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes present in person or by proxy at the annual meeting and entitled to vote. Abstentions will have the same effect as a negative vote, while broker non-votes will have no effect on the voting.

      Because SI Bancorp owns in excess of 50% of the outstanding shares of SI Financial common stock, the votes it casts will ensure the presence of a quorum and determine the outcome of Proposal 1 (Election of Directors) and Proposal 3 (Appointment of Independent Auditors).

Voting by Proxy

      This proxy statement is being sent to you by the Board of Directors of SI Financial to request that you allow your shares of SI Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of SI Financial common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends that you vote "FOR" each of the nominees for director, "FOR" approval of the SI Financial Group, Inc. 2005 Equity Incentive Plan and "FOR" ratification of the appointment of Wolf & Company, P.C. as the Company's independent auditors.

      If any matter not described in this proxy statement is properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of SI Financial common stock may also be voted by the persons named in the proxy card on the new meeting date, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Secretary of the Company in writing before your SI Financial common stock has been voted at the annual meeting, deliver a later-dated valid proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

      If your SI Financial common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.

      If you have any questions about voting, please contact our proxy solicitor, Regan & Associates, at (800) 737-3426.

Participants in Savings Institute's ESOP or 401(k) Plan

      If you participate in the Savings Institute Bank and Trust Company Employee Stock Ownership Plan (the "ESOP") or if you hold SI Financial common stock through the Savings Institute Profit Sharing and 401(k) Savings Plan (the "401(k) Plan"), you will receive a vote authorization form for each plan that will reflect all the shares that you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plan, you are entitled to direct the trustee how to vote the shares of SI Financial common stock credited to your account in the 401(k) Plan. The trustee will vote all shares for which it does not receive timely instructions from participants in the same proportion as the instructions the trustee receives from participants. The deadline for returning your voting instructions to each plan's trustee is May 2, 2005.

                              Corporate Governance

General

      The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company's operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Code of Ethics and Business Conduct

      The Company has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company's directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct requires that the Company's directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Business Conduct.

      As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Ethics and Business Conduct.

Meetings and Committees of the Board of Directors

      The Company and Savings Institute conduct business through meetings of their Boards of Directors and their committees. Due to the formation of the Company on August 6, 2004, the Board of Directors of the Company met six times during 2004. The Board of Directors of Savings Institute met 16 times during 2004. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served. The Company has standing Audit, Compensation, and Nominating and Governance Committees.

      Audit Committee. The Audit Committee, consisting of Roger Engle, Donna M. Evan (Chairman) and Steven H. Townsend, is responsible for developing and monitoring the Company's internal audit and compliance programs. The committee also receives and reviews all the reports and findings and other information presented to them by the Company's officers regarding financial reporting policies and practices. The Audit Committee selects the outside auditors and meets with them to discuss the results of the annual audit and any related matters. Each member of the Audit Committee is independent in accordance with the listing standards of the Nasdaq Stock Market. The Board of Directors has determined that Mr. Townsend is an "audit committee financial expert." This committee met three times during the year ended December 31, 2004. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this proxy statement. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See "Audit Committee Report."

      Compensation Committee. The Compensation Committee, consisting of Ms. Evan, Henry P. Hinckley and Everett A. Watson (Chairman), determines annual grade and salary levels for employees and establishes personnel policies. Each member of the Compensation Committee is independent in accordance with the listing standards of the Nasdaq Stock Market. This committee met twice during the year ended December 31, 2004. The report of the Compensation Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See "Compensation Committee Report on Executive Compensation."

      Nominating and Governance Committee. The Nominating and Governance Committee, consisting of Ms. Evan, Robert O. Gillard and Mr. Townsend (Chairman), is responsible for the annual selection of management's nominees for election as directors and for developing a set of corporate governance policies and procedures. Each member of the Nominating and Governance Committee is independent in accordance with the listing standards of the Nasdaq Stock Market. This committee met twice during the year ended December 31, 2004. The procedures of the Nominating and Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See "Nominating and Governance Committee Procedures."

      Each of the committees listed above operates under a written charter that governs its composition, responsibilities and operations. Each of the charters for the committees listed above is available on the Company's website (www.mysifi.com).

Attendance at the Annual Meeting

      The Board of Directors encourages directors to attend the annual meeting of stockholders. Due to the timing of the Company's minority stock offering on September 30, 2004, the Company did not hold an annual meeting of stockholders in 2004.

Directors' Compensation

      Fees. Each non-employee director of Savings Institute receives a monthly retainer of $500. The Chairman of the Board of Directors receives a $1,000 monthly retainer. Each non-employee director of Savings Institute receives $400 for each board or loan committee meeting attended and $250 for any other committee meeting attended. Each non-employee director of SI Financial receives a quarterly retainer of $500. Directors do not receive any compensation for their service on the Board of Directors of SI Bancorp.

      Director Deferred Fee Agreement. Savings Institute and Mr. Gillard have entered into an agreement that provides Mr. Gillard with the opportunity to defer the receipt of Savings Institute board fees until Mr. Gillard terminates service with the board. Interest will be paid on Mr. Gillard's deferrals in accordance with the terms of the plan. Mr. Gillard may elect to receive his benefits in installments or a lump sum payment. Mr. Gillard may exercise a one-time option to receive benefits before his termination of service. However, if Mr. Gillard exercises this option, he will forfeit the opportunity to defer future director fees. In addition, Mr. Gillard may apply to the Board of Directors for a hardship withdrawal in the event of an unforeseeable financial emergency. If Mr. Gillard dies before receiving his benefit, Mr. Gillard's beneficiary will receive the entire deferred account balance as of his date of death. Such benefit shall be paid in the form elected by Mr. Gillard before his death.

      Director Retirement Plan. Savings Institute maintains the Director Retirement Plan for the purpose of providing designated directors with supplemental retirement benefits. Participants are eligible to retire and receive benefits under the plan as of the first of the month following the attainment of age 72 or before age 72 if the director has completed 15 years of service on the board of Savings Institute. Eligible directors who satisfy the retirement criteria are entitled to an annual retirement benefit equal to 70% of the average compensation received by the director for service as a director of Savings Institute during the three calendar years preceding the date on which the director terminated service. The amount is payable in monthly installments beginning with the first month of a director's termination of service and ending on the earlier of: (1) the 120th month following commencement of such monthly payments; or (2) the date on which the director attains age 82. Directors who elect to receive an early retirement benefit will be paid an amount equal to his or her accrued liability balance as of the director's early retirement date. Early retirement benefits will also be paid in monthly installments for the same period of time as normal retirement benefits. If a director dies after he or she has begun to receive payments under the plan, all remaining benefits payable will be paid to the director's beneficiary, heirs or assigns. If a director dies before he or she commences benefits under the plan, the benefit payable to his or her beneficiary, heir or assign will be the accrued liability as of the date of the director's death. No benefits will be paid under the plan if a director is terminated for cause as defined in the plan.

                                 Stock Ownership

      The following table provides information as of March 18, 2005 with respect to persons and entities known to the Company to be the beneficial owner of more than 5% of the Company's outstanding common stock. A person or entity may be considered to beneficially own any shares of common stock over which the person or entity has, directly or indirectly, sole or shared voting or investing power.

                                                                   Percent of
                                            Number of             Common Stock
Name and Address                          Shares Owned            Outstanding
----------------------               ---------------------      ----------------

SI Bancorp, MHC                           7,286,975(1)               58.0%
803 Main Street
Willimantic, Connecticut 06226

---------------
(1) Acquired in connection with the Company's minority stock offering, which was completed on September 30, 2004. The members of the Board of Directors of SI Financial and Savings Institute also constitute the Board of Directors of SI Bancorp.

      The following table provides information as of March 18, 2005 about the shares of SI Financial common stock that may be considered to be owned by each director or nominee for director of the Company, by those officers of the Company named in the Summary Compensation Table on page 15, and by all directors, nominees for director and executive officers of the Company as a group. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

                                                                    Percent of
                                              Number of            Common Stock
                Name                       Shares Owned (1)         Outstanding
-------------------------------------    -------------------      --------------

Mark D. Alliod.......................           1,000                    *

Rheo A. Brouillard...................          24,327(2)                 *

Robert C. Cushman, Sr. ..............           5,000                    *

Sonia M. Dudas.......................          10,694(3)                 *

Roger Engle..........................          14,073(4)                 *

Donna M. Evan........................          10,000                    *

Robert O. Gillard....................          12,427(5)                 *

Henry P. Hinckley....................           5,000                    *

Brian J. Hull........................          15,502                    *

Michael J. Moran.....................           6,324                    *

Steven H. Townsend...................             500                    *

Everett A. Watson....................             525(6)                 *

All Directors, Nominees and                   119,372                    *
  Executive Officers as a group
   (14 persons)......................

-------------
* Less than 1% of the shares outstanding

(1) Includes shares allocated to the account of the individuals under the Savings Institute Bank and Trust Company Employee Stock Ownership Plan, with respect to each the individual has voting but not investment power as follows: Mr. Brouillard--255 shares; Ms. Dudas--146 shares; Mr. Hull--196 shares; and Mr. Moran--153 shares.

(2) Includes 1,000 shares held by Mr. Brouillard's spouse and 2,850 shares held by the individual retirement account of Mr. Brouillard's spouse.

(3)   Includes 500 shares held by Ms. Dudas' daughter.

(4) Includes 25 shares and 48 shares held in a custodian account for Mr. Engle's two children, under which Mr. Engle's spouse has voting and investment power.

(5) Includes 4,409 shares held by the individual retirement account of Mr. Gillard's spouse.

(6)   Includes 25 shares held by Mr. Watson's spouse.

             Interest of Certain Persons in Matters to be Acted Upon

      The three nominees for election as director were unanimously nominated by the Nominating and Governance Committee of the Board of Directors. None of the nominees were nominated according to any agreement or understanding between any of them and the Company.

      The SI Financial Group, Inc. 2005 Equity Incentive Plan is being presented to stockholders for approval. See Proposal 2 for more information. Directors, officers and employees of the Company and Savings Institute may be granted stock awards and options under the 2005 Plan.

                       Proposal 1 -- Election of Directors

      The Company's Board of Directors consists of eight members. All of the directors are independent under the current listing standards of the Nasdaq Stock Market, Inc., except for Mr. Brouillard because he is an employee of SI Financial and Savings Institute. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Three directors will be elected at the annual meeting to serve for a three-year term or until their respective successors have been elected and qualified. The nominees for election are Mark D. Alliod, Robert C. Cushman, Sr. and Robert O. Gillard. Mr. Brouillard, the Company's Chief Executive Officer, recommended Mr. Alliod's nomination to the Nominating and Governance Committee to replace Everett A. Watson. Mr. Watson, having reached the age limit established by the Board of Directors in the Company's bylaws, will retire at the 2005 annual meeting of stockholders.

      It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute nominee proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

      The Board of Directors recommends a vote "FOR" the election of all of the nominees.

      Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated in each nominee's biography is as of December 31, 2004. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of Savings Institute.

                       Nominees for Election of Directors

      The following nominees are standing for election for terms ending in 2008:

      Mark D. Alliod operates his own public accounting firm in South Windsor, Connecticut, which has participated and successfully passed the Profession's Peer Review Program. Age 41.

      Robert C. Cushman, Sr. is a former real estate appraiser with Cushman Real Estate and Appraisal located in Mystic, Connecticut. Age 70. Director since 1993.

      Robert O. Gillard is the Chairman of The O.L. Willard Co., Inc., a full-service hardware store with locations in Storrs and Willimantic, Connecticut. Age 58. Director since 1999.

                         Directors Continuing in Office

      The following directors have terms ending in 2006:

      Donna M. Evan is a sales manager for Nutmeg Broadcasting, the owner of a commercial radio station located in Willimantic, Connecticut. Age 56. Director since 1996.

      Henry P. Hinckley is the Chairman of the Board of Directors of SI Bancorp, SI Financial and Savings Institute. Mr. Hinckley also is the President of J.P. Mustard Agency, Inc., an insurance agency located in Willimantic, Connecticut. Age 64. Director since 1984.

      Steven H. Townsend is the Chairman of the Board of Directors and Chief Executive Officer of United Natural Foods, Inc., a distributor of natural and organic food and related products located in Dayville, Connecticut, which is quoted on the Nasdaq Stock Market. Age 51. Director since 2003.

      The following directors have terms ending in 2007:

      Rheo A. Brouillard has been the President and Chief Executive Officer of Savings Institute, SI Bancorp and SI Financial since 1995, 2000 and 2004, respectively. Age 50. Director since 1995.

      Roger Engle was the President of The Crystal Water Co., a water supplier located in Danielson, Connecticut, from 1973 until his retirement in 2000. He is also a director of Connecticut Water Service, Inc., which delivers water to customers throughout 42 towns in Connecticut and Massachusetts, and which is quoted on the Nasdaq Stock Market. Age 66. Director since 1998.

             Proposal 2 -- Approval of the SI Financial Group, Inc.
                           2005 Equity Incentive Plan

      On March 16, 2005, the Board of Directors adopted, subject to stockholder approval at the annual meeting, the SI Financial Group, Inc. 2005 Equity Incentive Plan. The 2005 Plan will become effective as of the date it is approved by the stockholders.

      The Board has reserved 861,872 shares of common stock for issuance upon the grant or exercise of awards pursuant to the 2005 Plan. All of the Company's employees, officers, directors and directors emeritus are eligible to participate in the 2005 Plan. A summary of the 2005 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2005 Plan, which is attached to this proxy statement as Appendix B.

Summary of the 2005 Plan

      Purpose. The purpose of the 2005 Plan is to promote the Company's success by linking the personal interests of its employees, officers, directors and directors emeritus to those of the Company's stockholders, and by providing participants with an incentive for outstanding performance.

      Permissible Awards. The 2005 Plan authorizes the granting of:

      o options to purchase shares of Company common stock, which may be non-statutory stock options or incentive stock options under the U.S. Internal Revenue Code (the "Code"); and

      o restricted stock, which is subject to restrictions on transferability and subject to forfeiture.

      Shares Available for Awards. Subject to adjustment as provided in the plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the 2005 Plan is 861,872. Except for shares retained or surrendered to satisfy tax withholding obligations, only shares actually issued under the 2005 Plan count against the total number of shares available under the 2005 Plan. Of the total shares available under the 2005 Plan, 615,623 may be issued in connection with the exercise of stock options and 246,249 may be issued as restricted stock.

      Administration. The 2005 Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2005 Plan; and make all other decisions and determinations that may be required under the 2005 Plan.

      Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order. The Committee may permit other transfers where it concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant's death.

      Acceleration Upon Certain Events. Unless otherwise provided in an award agreement, if a participant's service terminates by reason of death or disability, all of such participant's outstanding options and other awards in the nature of rights that may be exercised will become fully vested and exercisable and all time-based vesting restrictions on his or her outstanding awards will lapse. The vesting of awards will also occur upon a change in control of the Company.

      Adjustments. In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company's common stock into a lesser number of shares, the share authorization limits under the 2005 Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award. If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2005 Plan will be adjusted proportionately, and the Committee may adjust the 2005 Plan and outstanding awards to preserve the benefits or potential benefits of the awards.

Termination and Amendment

      The Board of Directors may, at any time and from time to time, terminate or amend the 2005 Plan, but if an amendment to the 2005 Plan would materially increase the number of shares of stock issuable under the 2005 Plan, expand the types of awards provided under the 2005 Plan, materially expand the class of participants eligible to participate in the 2005 Plan, materially extend the term of the 2005 Plan or otherwise constitute a material amendment requiring stockholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations, then such amendment will be subject to stockholder approval. In addition, the Board of Directors may condition any amendment on the approval of the stockholders for any other reason. No termination or amendment of the 2005 Plan may adversely affect any award previously granted under the 2005 Plan without the written consent of the participant.

      The Committee may amend or terminate outstanding awards; however, such amendments may require the consent of the participant and, unless approved by the stockholders or otherwise permitted by the anti-dilution provisions of the 2005 Plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Prohibition on Repricing

      As discussed above under "Termination and Amendment," outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company's stockholders. The exchange of an "underwater" option (i.e., an option having an exercise price in excess of the current market value of the underling stock) for another award would be considered an indirect repricing and would, therefore, require the prior consent of the Company's stockholders.

Regulatory Restrictions

      Under the 2005 Plan, the Committee may not grant options and restricted stock to any one individual for shares that would exceed 25% of the shares reserved for each type of award. The Committee may not grant options and restricted stock to any non-employee individual director for shares that would exceed 5% of the shares reserved for each type of award. The Committee may not grant, in the aggregate, to non-employee directors options and restricted stock that would exceed 30% of the shares reserved for each type of award. All awards must vest over a period of time no more rapidly than 20% per year commencing on the first anniversary of the date of grant, however, awards may fully vest upon the death or disability of an award recipient or upon a change in control. These provisions comply with the rules and regulations issued by the Office of Thrift Supervision.

Certain Federal Tax Effects

      Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the 2005 Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction, subject to any applicable limitations under Code
Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

      Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for at least two years after the date the option was granted or for one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee's alternative minimum taxable income.

      Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Benefits to Named Executive Officers and Others

      Awards, if any, will be granted under the 2005 Plan only after the 2005 Plan is approved by stockholders. All awards under the 2005 Plan will be made at the discretion of the Compensation Committee or under delegated authority. Therefore, it is not possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the 2005 Plan in the future, or the benefits or amounts that would have been received by any individuals or groups for the last completed fiscal year if the 2005 Plan had been in effect.

Equity Compensation Plan Information

      SI Financial did not maintain any equity compensation plans under which its common stock may be issued upon exercise of options, warrants and rights as of December 31, 2004.

      The Board of Directors recommends that you vote "FOR" approval of the SI Financial Group, Inc. 2005 Equity Incentive Plan.

                Proposal 3 - Ratification of Independent Auditors

      For the fiscal years ended December 31, 2004 and 2003, the Company's consolidated financial statements were audited by McGladrey & Pullen, LLP. On March 15, 2005, the Company dismissed McGladrey & Pullen and engaged Wolf & Company, P.C., the Company's current independent auditors. The decision to change auditors was approved by the Audit Committee of the Board of Directors on March 15, 2005.

      For the fiscal years ended December 31, 2004 and 2003 and up to the date of the replacement of McGladrey & Pullen, there were no disagreements with McGladrey & Pullen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McGladrey & Pullen, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. McGladrey & Pullen's reports on the consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

      For the fiscal years ended December 31, 2004 and 2003 and up to the date of the replacement of McGladrey & Pullen, the Company did not consult Wolf & Company regarding (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company's financial statements; or (3) any matter that was either the subject of a disagreement with McGladrey & Pullen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.

      The Audit Committee of the Board of Directors has appointed Wolf & Company to be the Company's independent auditors for the 2005 fiscal year, subject to ratification by stockholders. A representative of McGladrey & Pullen is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so. A representative of Wolf & Company is not expected to be present at the annual meeting.

      If the ratification of the appointment of the auditors is not approved by a majority of the votes present in person or by proxy at the annual meeting and entitled to vote, the Audit Committee of the Board of Directors will consider other independent auditors. The Board of Directors recommends a vote "FOR" the ratification of the appointment of independent auditors.

Audit and Non-Audit Fees

      The following table sets forth the fees McGladrey & Pullen billed to the Company for the years ended December 31, 2004 and 2003:

                                                            2004      2003
                                                         ---------  ---------

Audit Fees(1)..........................................   $381,862   $95,160
Audit Related Fees(2)..................................      9,737     8,186
Tax Fees(3)............................................     38,225    20,260
All Other Fees(4)......................................      3,900     2,000

-------------------------------
(1) For 2004, includes fees of $164,155 related to the Company's minority stock offering and related securities registration statement.

(2) Includes assurance and related services that are reasonably related to the performance of the audit or review of the financial statements and are not reported as "Audit Fees."

(3) Represents services rendered for tax compliance, tax advice and task planning, including the preparation of the annual tax returns and quarterly tax payments.

(4) Represents consultation fees regarding Federal Deposit Insurance Corporation Improvement Act documentation.

Pre-Approval of Services by the Independent Auditor

      The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by the Company's independent auditor. The Audit Committee will consider annually and approve the provision of audit services by its external auditor and consider and, if appropriate, pre-approve the provision of certain defined audit and non-audit services. The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements.

      Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at the next regular meeting of the Audit Committee. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its external auditor.

      During the year ended December 31, 2004, the Audit Committee approved all Audit Related Fees, Tax Fees and All Other Fees set forth above.

                             Executive Compensation

Summary Compensation Table

      The following information is furnished for the executive officers who received salary and bonus of $100,000 or more during the year ended December 31, 2004. The table does not include certain additional benefits, the aggregate amounts of which do not exceed 10% of salary and bonus for the named executive officers.

                                                            Annual Compensation
                                               --------------------------------------------
                                                                                                  All Other
Name and Position                                Year           Salary            Bonus        Compensation (1)
--------------------                           ----------  ----------------   --------------  ------------------
Rheo A. Brouillard............................   2004           $237,115          $24,678          $26,962
President and Chief Executive Officer            2003            207,692           16,217           18,899
                                                 2002            193,888           34,757           11,563

Brian J. Hull.................................   2004           $144,231          $15,117          $14,740
Executive Vice President, Chief Financial        2003            118,327            9,272           11,503
Officer and Treasurer                            2002            110,088           19,872            7,143

Michael J. Moran..............................   2004           $107,346          $15,258          $11,907
Senior Vice President, Senior Credit Officer     2003             92,177           15,390            8,761
                                                 2002             87,230           16,694            5,378

Sonia M. Dudas................................   2004           $106,731          $11,527          $11,391
Senior Vice President                            2003             99,844           10,387            7,808
                                                 2002             83,231            9,987            5,207

-------------------
(1) Represents ESOP allocations with a market value of $3,125, $2,407, $1,870 and $1,785 for Messrs. Brouillard, Hull and Moran and Ms. Dudas, respectively. Also includes employer contributions under the Savings Institute Profit Sharing and 401(k) Plan of $17,600, $11,758, $8,548 and $8,506 for Messrs. Brouillard, Hull and Moran and Ms. Dudas, respectively, and $3,335, $575, $1,489 and $1,100 for Messrs. Brouillard, Hull and Moran and Ms. Dudas, respectively, which represents the economic benefit of employer-paid premiums for split-dollar life insurance. Also includes allocations with a market value of $2,902 under the Savings Institute Executive Supplemental Retirement Plan for Mr. Brouillard. All of the amounts are for 2004.

Employment Agreements

      The Company and Savings Institute each maintain three-year employment agreements with Messrs. Brouillard and Hull. The term of each employment agreement will be extended on an annual basis unless written notice of non-renewal is given by the Board of Directors of Savings Institute. The employment agreements provide that the executive's base salary will be reviewed annually. The base salary currently in effect for such employment agreement is $253,000 and $150,000 for Messrs. Brouillard and Hull, respectively. In addition to the base salary, the employment agreements provide for, among other things, discretionary bonuses, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The employment agreements provide for termination for cause, as defined in the employment agreements, at any time. If Savings Institute chooses to terminate the executive's employment for reasons other than for cause, or if the executive resigns from Savings Institute after specified circumstances that would constitute constructive termination, the executive or, if he dies, his beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due for the remaining term of the employment agreement and the contributions that would have been made on his behalf to any employee benefit plans of SI Financial and Savings Institute during the remaining term of the employment agreement. Savings Institute would also continue and/or pay for Messrs. Brouillard's or Hull's life, health and dental coverage for the remaining term of the employment agreement. Upon termination of Messrs. Brouillard or Hull for reasons other than a change in control, they must adhere to a one-year non-competition agreement.

      Under the employment agreements, if voluntary (upon circumstances discussed in the agreement) or involuntary termination follows a change in control of SI Financial or Savings Institute, Messrs. Brouillard or Hull, or, if either one dies, his beneficiary, would be entitled to a severance payment equal to 2.99 times the average of the five preceding taxable years' annual compensation. Savings Institute would also continue the benefits Messrs. Brouillard or Hull would have received under the retirement programs in which they participated before a change in control and under any health, life or disability coverage for 36 months. Code Section 280G provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer would not be entitled to deduct such amount. The agreements provide that Messrs. Brouillard and Hull will not receive an excess parachute payment.

      All reasonable costs and legal fees paid or incurred by Messrs. Brouillard or Hull in any dispute or question of interpretation relating to the employment agreement will be paid by Savings Institute if Messrs. Brouillard or Hull is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that Savings Institute and SI Financial will indemnify Messrs. Brouillard or Hull to the fullest extent legally allowable.

      Change in Control Agreements. Savings Institute has entered into change in control agreements with Mr. Moran and Ms. Dudas. The change in control agreements have an initial two-year term and are renewable by the Board of Directors for an additional year on an annual basis. If, following a change in control of SI Financial or Savings Institute, Mr. Moran or Ms. Dudas is terminated without cause, or Mr. Moran or Ms. Dudas voluntarily resigns upon the occurrence of circumstances specified in the agreements, Mr. Moran or Ms. Dudas will receive a severance payment under the agreement equal to two times their average annual compensation for the five most recent taxable years. Savings Institute will also continue health and welfare benefit coverage for 24 months following termination of employment.

      Supplemental Executive Retirement Plan. Savings Institute maintains the Savings Institute Supplemental Executive Retirement Plan. This plan provides restorative payments to executives designated by the Board of Directors who are prevented from receiving the full benefits contemplated by the employee stock ownership plan's benefit formula and the full matching contribution under the 401(k) Plan. The Board of Directors of Savings Institute has designated Mr. Brouillard to participate in the plan. The restorative payments under the plan consist of payments in lieu of shares that cannot be allocated to the participant's account under the employee stock ownership plan and payments for employer matching contributions that cannot be allocated under the 401(k) plan due to the legal limitations imposed on tax- qualified plans. In addition to providing for benefits lost under the employee stock ownership plan and 401(k) Plan as a result of limitations imposed by the Code, the supplemental executive retirement plan also provides supplemental benefits to participants upon a change in control (as defined in the plan) before the complete scheduled repayment of the employee stock ownership plan loan. Generally, upon such an event, the supplemental executive retirement plan will provide the participant with a benefit equal to what the participant would have received under the employee stock ownership plan had he remained employed throughout the term of the employee stock ownership plan loan, less the benefits actually provided under the employee stock ownership plan on behalf of such participant.

      Group Term Replacement Plan. Savings Institute maintains the Group Term Replacement Plan for the purpose of providing a death benefit to executives designated by the Compensation Committee of the Board of Directors. The death benefits are funded through certain insurance policies, which are owned by Savings Institute, on the lives of the participating executives. Savings Institute pays the life insurance premiums that fund the death benefits from its general assets and is the beneficiary of any death benefits exceeding any executive's maximum dollar amount specified in his or her split-dollar endorsement policy. The maximum dollar amount of each executive's split-dollar death benefit equals three times the executive's annual compensation less $50,000 pre-retirement and three times the executive's final annual compensation post-retirement not to exceed a specified dollar amount. For purposes of the plan, annual compensation includes an executive's base compensation, plus commissions and cash bonuses earned under Savings Institute's bonus plan. Participation in the plan ceases if an executive is terminated for cause or the executive terminates employment for reasons other than death, disability or retirement. If Savings Institute wishes to maintain the insurance after a participant's termination in the plan, Savings Institute will be the direct beneficiary of the entire death proceeds of the insurance policies.

      Executive Supplemental Retirement Plan - Defined Benefit. Savings Institute maintains the Executive Supplemental Retirement Plan for the purpose of providing Messrs. Brouillard, Hull and Moran and Ms. Dudas with supplemental retirement benefits. The plan provides these designated executives with a retirement benefit equal to 70% of the final three-year average compensation less 50% of the executive's annual social security benefit and the value of the executive's annual benefit under employer-provided tax-qualified plans. Plan participants are entitled to their supplemental retirement benefit upon the earlier of the participant's termination of employment (other than for cause) at or after attaining age 65, or on the date when the sum of the participant's years of service and age total 80 (or 78 in the case of Mr. Hull). If a participant terminates employment before satisfaction of these requirements, the participant may receive an early retirement benefit which would be adjusted by 2% for each point by which the sum of the participant's age and years of service is less than 80. Participants may elect to receive benefits under the plan in the form of a single life annuity with 15 guaranteed annual payments or a lump sum equal to the actuarial equivalent of the annuity payment. Should a participant die while actively employed with Savings Institute or after the payments have begun, the executive's designated beneficiary will receive the balance in the executive's plan liability account on the date of death in a lump sum cash payment. If a participant terminates employment in connection with a change in control (as defined in the plan), the participant will be entitled to a lump sum cash amount specified in the executive's plan agreement payable within 30 days of the participant's termination of employment. If the designated executives become disabled, Savings Institute will transfer funds to a Contingent Liability Trust equal to its accrued plan liability for the executive as of the date of the disability. When the accrued liability balance is transferred, Savings Institute's obligation ends and a bank-owned disability policy from MassMutual Life Insurance Company covering the executive makes payments to the Contingent Liability Trust during the disability period.

      Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the following report of the Compensation Committee and the stock performance graph shall not be incorporated by reference into any such filings.

             Compensation Committee Report on Executive Compensation

      Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information regarding the compensation and benefits provided to the Chief Executive Officer and other executive officers of the Company and Savings Institute for the year ended December 31, 2004. Recommendations regarding all components of compensation paid to executive officers of the Company and Savings Institute are made by the Compensation Committee of the Company's Board of Directors and are approved by the Company's Board of Directors.

      Compensation Policies and Procedures. The Compensation Committee reviews management's recommendations for compensation and benefits for officers and employees, including officers and employees of Savings Institute. The Compensation Committee recommends to the full Board of Directors an amount and composition of executive compensation to be paid to the executive officers, including the President and Chief Executive Officer. The Board of Directors reviews and considers such compensation recommendations.

      Management is faced continually with competitive and economic challenges. The Compensation Committee believes that, if the Company is to be successful, its compensation programs must be structured to attract and retain the highest quality employees available. The Company's executive compensation programs are intended to provide incentives that will reward managers for achieving superior levels of performance, which strengthen the Company and enhance stockholder value.

      The Compensation Committee annually reviews and evaluates base salary and bonuses for all executive officers, and in conducting such reviews places primary consideration upon the recommendations by the President and Chief Executive Officer, along with the rationale for such recommendations, except for the compensation review of the President and Chief Executive Officer. The President and Chief Executive Officer does not participate in the Compensation Committee's decision as to his compensation package.

      To achieve the compensation objectives established by the Compensation Committee, the Company's executive compensation program consists of two main elements, base salary and bonus. In addition, executive officers participate in other benefit plans available to all employees, including the Savings Institute Bank and Trust Company Employee Stock Ownership Plan and the Savings Institute Profit Sharing and 401(k) Plan, and may be selected to participate in supplemental benefit plans.

      In establishing individual compensation levels, the Compensation Committee considers the Company's overall objectives and performance, the Company's stock performance, peer group comparisons and individual performance. No formula is used to determine an executive's salary. The Company's overall performance and the achievement of financial and business objectives are considered. Increases in compensation are recommended based on strong individual performance in relationship to Company and individual goals.

      Base Salaries. Salaries recommended by the Compensation Committee are intended to be consistent and competitive with the practices of comparable financial institutions and each executive's level of responsibility. The Compensation Committee utilized peer comparison survey data it prepared. Adjustments were made this year: (1) to reflect the performance of the Company, the executive and any increased responsibilities assumed by the executive; and
(2) based on the peer comparison survey.

      Bonus. Bonuses were paid on a subjective, discretionary basis at the end of the fiscal year based on the Company's overall performance. Specific factors included: return on equity; return on assets; efficiency ratio; stock price performance; and earnings improvement over the prior year. In addition, performance against the Company's strategic plan is measured. The President and Chief Executive Officer was invited to participate in the discussion about fiscal year bonuses for executives. He did not participate in any discussion related to his own bonus.

      President and Chief Executive Officer Compensation. The compensation of the President and Chief Executive Officer during fiscal 2004 consisted of the same elements as for other senior executives, including salary and bonus. In reviewing base salary, the Committee consulted the Connecticut Bankers Association Salary Survey, the 2004 SNL Executive Compensation Survey and two surveys prepared by outside parties. Particular focus was placed on the level of compensation paid to chief executive officers of depository institutions and their holding companies of comparable size and performance characteristics. The Committee observed that Mr. Brouillard's base compensation was commensurate with the survey information used for comparative purposes.

      Mr. Brouillard was paid a discretionary cash bonus of $24,678 for fiscal 2004. In determining an appropriate 2004 bonus for Mr. Brouillard, the committee considered his leadership of the Company and the continued success of the Company as demonstrated by, among other things, a successful stock offering, strong loan and deposit growth and continued solid asset quality. In addition, the independent directors reviewed the cash bonuses paid to chief executive officers of similar institutions. The independent directors did not assign weights or rankings to any single performance factor but instead made subjective determinations based on a consideration of all the factors in the Company's business performance. The Committee observed that after Mr. Brouillard's base compensation was established, it was commensurate with the survey information used for comparative purposes.

      Compensation Committee of the Company consisting of:

                  Everett A. Watson, Chair
                  Donna M. Evan
                  Henry P. Hinckley

                             Stock Performance Graph

      The following graph compares the cumulative total stockholder return on the Company's common stock with the cumulative total return on the Nasdaq Index (U.S. Companies) and with the SNL $500M - $1B Thrift Index. Total return assumes the reinvestment of all dividends. The graph assumes $100 was invested at the close of business on October 1, 2004, the initial day of trading of the Company's common stock.

                              [LINE GRAPH OMITTED]

                                    10/01/04   10/31/04   11/30/04   12/31/04
                                    --------   --------   --------   --------

SI Financial Group, Inc...........   $100.00   $  97.68    $101.21    $109.38
NASDAQ Composite..................    100.00     101.71     108.06     112.19
SNL $500M - $1B Thrift Index......    100.00     101.07     105.42     107.90

                Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in SI Financial common stock during the fiscal year ended December 31, 2004, except for one late report filed by Mr. Moran regarding a purchase of Company common stock.

                          Transactions with Management

      Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits loans by SI Financial to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Savings Institute to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made under programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. Savings Institute is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000), must be approved in advance by a majority of the disinterested members of the Board of Directors.

      Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the following report of the Audit Committee shall not be incorporated by reference into any such filings.

                             Audit Committee Report

      The Audit Committee of the Company's Board of Directors is comprised of three non-employee directors and operates under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this proxy statement. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the Nasdaq Stock Market.

      The Company's management is responsible for the Company's internal control over financial reporting. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principals. The Audit Committee oversees the Company's internal control over financial reporting on behalf of the Board of Directors.

      In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

      In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors' independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

      The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal control over financial reporting, and the overall quality of the Company's financial reporting process.

      In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company's independent auditors are in fact "independent."

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to stockholder ratification, the selection of the Company's independent auditors for the fiscal year ending December 31, 2005.

      Audit Committee of the Company consisting of:

                  Donna M. Evan, Chair
                  Roger Engle
                  Steven H. Townsend

                 Nominating and Governance Committee Procedures

General

      It is the policy of the Nominating and Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company's Board of Directors. The Nominating and Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Governance Committee's resources, the Nominating and Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders

      To submit a recommendation of a director candidate to the Nominating and Governance Committee, a stockholder should submit the following information in writing, addressed to the Chair of the Nominating and Governance Committee, care of the Corporate Secretary, at the main office of the Company:

      1.    The name of the person recommended as a director candidate;

      2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

      3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

      4. The name and address of the stockholder making the recommendation, as they appear on the Company's books; provided, however, that if the stockholder is not a registered holder of the Company's common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

      5. A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

      In order for a director candidate to be considered for nomination at the Company's annual meeting of stockholders, the recommendation must be received by the Nominating and Governance Committee at least 120 calendar days before the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting, advanced by one year.

Process for Identifying and Evaluating Nominees

      The process that the Nominating and Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

      Identification. For purposes of identifying nominees for the Board of Directors, the Nominating and Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by Savings Institute. The Nominating and Governance Committee also will consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating and Governance Committee has not used an independent search firm to identify nominees.

      Evaluation. In evaluating potential nominees, the Nominating and Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria, which are discussed in more detail below. If such individual fulfills these criteria, the Nominating and Governance Committee will conduct a check of the individual's background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Minimum Qualifications

      The Nominating and Governance Committee has adopted a set of criteria that it considers when it selects individuals not currently on the Board of Directors to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company's bylaws, which include an age limitation, a stock ownership requirement and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate must also meet any qualification requirements set forth in any Board or committee governing documents.

      If the candidate is deemed eligible for election to the Board of Directors, the Nominating and Governance Committee will then evaluate the prospective nominee to determine if he or she possesses the following qualifications, qualities or skills:

      o contributions to the range of talent, skill and expertise appropriate for the Board;

      o financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

      o familiarity with the Company's market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

      o     personal and professional integrity, honesty and reputation;

      o the ability to represent the best interests of the stockholders of the Company and the best interests of the institution;

      o the ability to devote sufficient time and energy to the performance of his or her duties;

      o independence under applicable Securities and Exchange Commission and listing definitions; and

      o     current equity holdings in the Company.

The committee will also consider any other factors it deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

      With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Governance Committee will consider and review an existing director's board and committee attendance and performance; length of board service; experience, skills and contributions that the existing director brings to the board; and independence.

                      Stockholder Proposals and Nominations

      The Company must receive proposals that stockholders seek to have included in the proxy statement for the Company's next annual meeting no later than December 7, 2005. If next year's annual meeting is held on a date more than 30 calendar days from May 11, 2006, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

      The Company's Bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 30 days before the date of the meeting; provided that if less than 40 days notice or prior public disclosure of the meeting is given or made to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders or such public disclosure was made.

                           Stockholder Communications

      The Company encourages stockholder communications to the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Sandra A. Mitchell, Corporate Secretary, SI Financial Group, Inc., 803 Main Street, Willimantic, Connecticut 06226. Communications regarding financial or accounting policies should be sent to the attention of the Chair of the Audit Committee. All other communications should be sent to the attention of the Chair of the Nominating and Governance Committee.

                                  Miscellaneous

      The Company will pay the cost of this proxy solicitation. In addition to the solicitation of proxies by mail, Regan & Associates, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting. The Company will pay a fee of $9,000, including expenses, for these services. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

      The Company's Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on March 18, 2005. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

      If you and others who share your address own your shares in "street name," your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in "street name" and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/ Sandra M. Mitchell

                                  Sandra M. Mitchell
                                  Corporate Secretary

Willimantic, Connecticut
April 6, 2005

                                                                      APPENDIX A

                            SI FINANCIAL GROUP, INC.
                             AUDIT COMMITTEE CHARTER

      This document sets forth the Charter of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of SI Financial Group, Inc. (the "Company").

Purpose

      The purpose of the Committee is:

            o to oversee the Company's accounting, financial reporting practices, audit functions and the quality and integrity of the financial reports;

            o to maintain free and open communications between the Board, the Independent Auditors, the Internal Auditors and the financial management of the Bank, resolving any disagreements between management and the Independent or Internal Auditors regarding financial reporting;

            o to periodically meet with and review the reports of the auditor(s);

            o to receive and address complaints, anonymous or otherwise, regarding accounting, auditing, or internal controls;

            o to pre-approve all auditing and compliance services, including engagement letters and annual audit and compliance plans; and

            o to pre-approve all non-audit services provided by the Company's Independent Auditors.

Committee Membership

      The Committee shall be composed of no fewer than three directors, each of whom shall meet the requirements of the Nasdaq Stock Market, the Securities and Exchange Commission and such other requirements, if any, as may be established by the Company's Nominating and Governance Committee. The Committee shall endeavor to have at least one member of the Committee qualify as an "audit committee financial expert" as defined in applicable Securities and Exchange Commission regulations. Each year, following the Company's Annual Meeting, the Board shall appoint the members of the Committee and select a Chair of the Committee, who may be the incumbent Chair or another member of the Committee.

Committee Authority and Responsibilities

      1. Review this Charter at least annually or as conditions dictate, assess its adequacy and propose appropriate amendments to the full Board of Directors.

      2.    Report periodically to the Board.

      3. Meet with the Independent Auditors and management of the Company to review the scope of the proposed audit for the current year, including review of the Company's quarterly financial data, and the audit procedures to be used, and at the conclusion, review audit findings, including comments or recommendations of the Independent Auditors.

      4. Select the Independent Auditors to be used to audit the financial statements of the Company and subsidiaries, receive, review and approve the compensation to be paid to the Independent Auditors selected, decide whether to retain the Independent Auditors and oversee the Independent Auditors (including resolving disagreements between management and the Independent Auditors regarding financial reporting).

      5. Review the annual financial statements, including the overall scope and focus of the annual audit. This review should include a determination of whether the annual financial statements are complete and consistent with the information known to Committee members. This review shall also include a review of key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views and the basis for audit conclusions. Any important conclusions concerning the year-end audit work should be discussed well in advance of the public release of the annual financial statements.

      6. Review annually the performance (effectiveness, objectivity, and independence) of the Independent Auditors. The Committee shall ensure receipt of a formal written statement from the Independent Auditors consistent with standards set by the Independence Standards Board. Additionally, the Committee shall discuss with the auditor, relationships or services that may affect auditor objectivity or independence. If the Committee is not satisfied with the auditors' assurances of independence, it shall take appropriate action to ensure the independence of the Independent Auditors.

      7. Pre-approve all non-audit services provided by the Independent Auditors. Such approval process will ensure that the Independent Auditors do not provide any non-audit services to the Company that are prohibited by law or regulation. Alternately, the Committee may establish pre-approval policies and procedures with respect to permissible non-audit services to be performed by the Independent Auditors.

      8. Establish procedures for (1) receiving, retaining and treating complaints regarding accounting, internal controls or auditing matters, and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      9. The Committee should be briefed on the processes used by management in producing its interim financial statements and review and discuss with management any questions or issues concerning the statements. Any important issues on interim financial statements should be discussed well in advance of the public release of the interim financial statements.

      10. Ensure that management requires that the Independent Auditors review the financial information included in the Company's interim financial statements before the Company files its quarterly reports with the Securities and Exchange Commission.

      11. Review all major financial reports in advance of filings or distribution, including the annual report.

      12. Provide annually a written report of its activities and findings, a copy of which shall be included within the proxy statement for the annual meeting. The report shall appear over the names of the Audit Committee. Such report shall be furnished to and approved by the full Board of Directors prior to its inclusion in the proxy statement. The report will state whether the Committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the independent auditors the matters to be discussed by Statement of Auditing Standards No. 61;
            (iii) has received the written disclosures and the letter from the Independent Auditors regarding the independence required by Independence Standards Board Standard No. 1; (iv) has discussed with the Independent Auditors their independence; and (v) based on the review and discussion of the audited financial statements with management and the Independent Auditors, has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K.

      13. Determine whether the Internal Audit and/or Compliance functions should be fulfilled by an outside firm that provides such services or by a Company employee or employees.

      14. Review the Internal Audit and Compliance functions of the Company, the proposed Audit and Compliance Plans for the current year and the coordination of such plans with the Independent Auditors.

      15. Review outstanding or "open" items identified during regulatory exams, independent or internal audits and management's response to ensure any such findings are addressed in a satisfactory manner.

      16. Consult with the Independent and Internal Auditors regarding the integrity of the Company's financial reporting processes (internal and external).

      17. Inquire as to the Independent Auditors judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial statements.

      18. Consider and approve, if appropriate, material changes to the Company's auditing and accounting principles and practices as suggested by the Independent Auditors, management or the Internal Auditors.

      19. Review, discuss, and assess its own performance as well as the Committee's role and responsibilities, seeking input from senior management, the full Board and others.

      20. Review significant accounting and reporting issues, including recent professional and regulatory pronouncements and understand their impact on the Company's business, results of operation and financial statements.

Meetings and Minutes

      The Committee shall hold meetings, in person or by telephone, at least four times annually, or more frequently as circumstances dictate in order for it to carry out its duties and responsibilities under this Charter. Special meetings of the Committee may be called by the Chair of the Board, the President of the Company or the Chair of the Committee, with notice of any special meeting to be given in accordance with the Company's Bylaws. A majority of the members of the Committee shall constitute a quorum for the transaction of business by the Committee. At the discretion of the Committee, other members of the Board and any officer or employee of the Company may be invited to attend and participate in meetings of the Committee.

      At least annually, the Committee will meet in a separate executive session, without management, but with the Independent Auditors or Internal Auditors, to discuss any matters that the Committee or each of these groups believe should be discussed privately.

      The Committee may also act by unanimous written consent in accordance with the terms of the Company's Bylaws.

      Minutes of each Committee meeting and records of all other Committee actions shall be prepared by the Secretary of the Company or, if the Secretary is not present at the meeting, by any person otherwise so designated by the Chair of the Committee. All such minutes and records shall be retained with the permanent records of the Company.

      The Committee shall report to the Board, no later than the next regular meeting, all decisions made and actions taken by the Committee.

External Resources

      The Committee shall be authorized to engage independent counsel and other advisors as the Committee requires to carry out its responsibilities. In connection therewith, the Committee shall be provided appropriate funding, as determined by the Committee, for payment to independent counsel and other advisors. In addition, the Committee shall be provided funding for ordinary administrative expenses of the Committee.

Adoption and Amendment

      This Charter has been adopted by the Board, and may be amended at any time or from time to time, in whole or in part, solely by a resolution adopted by the Board.

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Independent Auditor.

                                                                      APPENDIX B

                            SI FINANCIAL GROUP, INC.
                           2005 EQUITY INCENTIVE PLAN

                                    ARTICLE 1
                                     PURPOSE

      The purpose of the SI Financial Group, Inc. 2005 Equity Incentive Plan (the "Plan") is to promote the success, and enhance the value, of SI Financial Group, Inc. (the "Company"), by linking the personal, financial and economic interests of employees, officers, directors and directors emeritus of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and directors emeritus upon whose judgment, interest and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers, directors and directors emeritus of the Company and its Affiliates.

                                    ARTICLE 2
                                   DEFINITIONS

      When a word or phrase appears in this Plan with the initial letter capitalized and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

      "Affiliate" means an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

      "Award" means any Option or Restricted Stock Award granted to a Participant under the Plan.

      "Award Agreement" means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

      "Board of Directors" means the Board of Directors of the Company.

      "Change in Control" means the occurrence of any one of the following events:

      (1) Merger: The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were shareholders of the Company immediately before the merger or consolidation.

      (2) Acquisition of Significant Share Ownership: A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company's voting securities, but this clause (b) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities;

      (3) Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company's Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company's Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the board (or first nominated by the board for election by the shareholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

      (4) Sale of Assets: The Company sells to a third party all or substantially all of its assets.

      Notwithstanding anything in this Plan to the contrary, in no event shall the reorganization of the Savings Institute Bank and Trust Company into the holding company form of organization constitute a "Change in Control" for purposes of this Plan; specifically by means of a full conversion of SI Bancorp, MHC, or any successor corporation, to the stock form of ownership under applicable regulations.

      "Change in Control Price" means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      "Committee" means the committee of the Board of Directors described in
Article 4 of the Plan.

      "Company" means SI Financial Group, Inc., or any successor corporation.

      "Continuous Status as a Participant" means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable. Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor or performance of services in an emeritus, advisory or consulting capacity, provided, however, that for purposes of an Incentive Stock Option, "Continuous Status as a Participant" means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable.

      "Covered Employee" means a covered employee as defined in Section 162(m)(3) of the Code.

      "Disability" means any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder that, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

      "Effective Date" has the meaning assigned such term in Section 3.1 of the Plan.

      "Eligible Participant" means an employee, officer, non-employee director or director emeritus of the Company or any Affiliate.

      "Exchange" means any national securities exchange on which the Stock may from time to time be listed or traded.

      "Fair Market Value" on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, Fair Market Value shall mean a price determined by the Committee in good faith on the basis of objective criteria.

      "Grant Date" means the date an Award is made by the Committee.

      "Incentive Stock Option" means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

      "Non-Employee Director" means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.

      "Nonstatutory Stock Option" means an Option that is not an Incentive Stock Option.

      "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

      "Parent or Subsidiary" means a "parent" or "subsidiary" as such terms are defined in Sections 424(e) and (f) of the Code.

      "Participant" means a person who, as an employee, officer, director or director emeritus of the Company or any Affiliate, has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term "Participant" refers to a beneficiary designated pursuant to Article 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

      "Plan" means the SI Financial Group, Inc. 2005 Equity Incentive Plan, as amended from time to time.

      "Restricted Stock Award" means Stock granted to a Participant under
Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.

      "Shares" means shares of Stock. If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term "Shares" shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 11 of the Plan.

      "Stock" means the common stock of the Company, par value $0.01, and such other securities of the Company as may be substituted for Stock pursuant to
Article 11 of the Plan.

      "1933 Act" means the Securities Act of 1933, as amended from time to time.

      "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                    ARTICLE 3
                             EFFECTIVE TERM OF PLAN

      3.1 EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the shareholders of the Company (the "Effective Date").

      3.2 TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

                                    ARTICLE 4
                                 ADMINISTRATION

      4.1 COMMITTEE. The Plan shall be administered by a committee appointed by the Board of Directors or, at the discretion of the Board from time to time, the Plan may be administered by the Board of Directors. It is intended that at least two of the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of
Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of the Board of Directors. The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors. To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.

      4.2 ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company's or an Affiliate's independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

      4.3 AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

      (a)   Grant Awards;

      (b)   Designate Participants;

      (c) Determine the type or types of Awards to be granted to each Participant;

      (d) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

      (e) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

      (f) Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

      (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

      (h) Decide all other matters that must be determined in connection with an Award;

      (i) Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

      (j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

      (k)   Amend the Plan or any Award Agreement as provided herein.

      Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee's authority under subsections (a) through
(j) above, pursuant to a resolution that specifies the total number of Options or Restricted Stock Awards that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to be become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

      4.4 AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

                                    ARTICLE 5
                           SHARES SUBJECT TO THE PLAN

      5.1 NUMBER OF SHARES. Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 861,872.

      5.2 SHARE COUNTING.

      (a) To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

      (b) If the exercise price of an Option is satisfied by delivering Shares to the Company (by either actual delivery or attestation), only the number of Shares issued in excess of the delivery or attestation shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

      (c) To the extent that the full number of Shares subject to an Option is not issued upon exercise of the Option for any reason (other than Shares used to satisfy an applicable tax withholding obligation), only the number of Shares issued and delivered upon exercise of the Option shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan. Nothing in this subsection shall imply that any particular type of cashless exercise of an Option is permitted under the Plan, that decision being reserved to the Committee or other provisions of the Plan.

      5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

      5.4 LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 10.1), the maximum number of Shares that may be delivered pursuant to Options under the Plan is 615,623 and the maximum number of Shares that may be delivered pursuant to Award of Restricted Stock under the Plan is 246,249. The maximum number of Shares with respect to which Options may be granted during any one calendar year under the Plan to any one Participant shall be 153,905.

                                    ARTICLE 6
                                   ELIGIBILITY

      Awards may be granted only to Eligible Participants, except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.

                                    ARTICLE 7
                                  STOCK OPTIONS

      7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

      (a) Exercise Price. The exercise price of an Option shall not be less than the Fair Market Value as of the Grant Date.

      (b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan. The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

      (c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including "cashless exercise" arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

      (d) Exercise Term. In no event may any Option be exercisable for more than ten years from the Grant Date.

      7.2 INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

      (a) Lapse of Option. Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3),
            (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Nonstatutory Stock Option:

            (1)   The expiration date set forth in the Award Agreement.

            (2)   The tenth anniversary of the Grant Date.

            (3) Three months after termination of the Participant's Continuous Status as a Participant for any reason other than the Participant's Disability or death.

            (4) One year after the Participant's Continuous Status as a Participant by reason of the Participant's Disability.

            (5) One year after the termination of the Participant's death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses.

            Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant's termination of employment. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's beneficiary, determined in accordance with Section 9.4 of the Plan.

      (b) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 (or any higher value as may be permitted under Section 422 of the Code).

      (c) Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per Share at the Grant Date and the Option expires no later than five years after the Grant Date.

      (d) Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by shareholders, or the termination of the Plan, if earlier.

      (e) Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

      (f) Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

                                    ARTICLE 8
                                RESTRICTED STOCK

      8.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock shall be evidenced by an Award Agreement setting forth the terms, conditions, and restrictions applicable to the Award.

      8.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock.

      8.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from death or disability or in connection with a Change in Control, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

      8.4 DELIVERY OF RESTRICTED STOCK. Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such shares. Each such stock certificate shall bear the following legend:

            "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the SI Financial Group, Inc. 2005 Equity Incentive Plan and Award Agreement entered into between the registered owner of such shares and SI Financial Group, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of SI Financial Group, Inc."

      Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

      8.5 VOTING RIGHTS. Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

      8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares. Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

                                    ARTICLE 9
                     GENERAL PROVISIONS APPLICABLE TO AWARDS

      9.1 STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.

      9.2 TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten years from its Grant Date (or, if Section 7.2(c) applies, five years from its Grant Date).

      9.3 LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Code Section 414(p)(1)(A) if that Code Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

      9.4 BENEFICIARIES. Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

      9.5 STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

      9.6 ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Agreement, upon the Participant's death or Disability during his or her Continuous Status as a Participant, all of such Participant's outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant's outstanding Awards shall lapse. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(c) of the Plan, the excess Options shall be deemed to be Nonstatutory Stock Options.

      9.7 TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A Participant's Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.

                                   ARTICLE 10
                 CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL

      10.1 CHANGES IN CAPITAL STRUCTURE. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee may adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

      10.2 ACCELERATED VESTING AND PAYMENT. Subject to the provisions of Section
10.3 of the Plan or as otherwise provided in the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:

      (a) Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant's employment or service is involuntarily terminated or constructively terminated for any reason except cause within twelve (12) months of such Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

      (b) Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

      (c) The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.

      10.3 ALTERNATIVE AWARDS. Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an "Alternative Award") by any successor as described in Section 12.16 of the Plan; provided that any such Alternative Award must:

      (a) Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

      (b) Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

      (c) Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

      (d) Have terms and conditions which provide that if the Participant's employment is involuntarily terminated or constructively terminated, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

                                   ARTICLE 11
                     AMENDMENT, MODIFICATION AND TERMINATION

      11.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board of Directors or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) to comply with the listing or other requirements of an exchange, or (iii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

      11.2 AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

      (a) Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise price of such Award);

      (b) The original term of an Option may not be extended without the prior approval of the shareholders of the Company;

      (c) Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

      (d) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be "adversely affected" by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

                                   ARTICLE 12
                               GENERAL PROVISIONS

      12.1 NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

      12.2 NO SHAREHOLDER RIGHTS. Except as otherwise provided in this Plan or an Award Agreement, no Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

      12.3 WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

      12.4 NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, any Award Agreement or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant's employment or status as an employee, officer, director, director emeritus or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director, director emeritus or consultant of the Company or any Affiliate, whether for the duration of a Participant's Award or otherwise.

      12.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

      12.6 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

      12.7 EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

      12.8 TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

      12.9 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

      12.10 FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

      12.11 GOVERNMENT AND OTHER REGULATIONS.

      (a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

      (b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee's determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

      (c) Notwithstanding any other provision contained in the Plan, this Plan will comply with the requirements of 12 C.F.R. Section 575.8 and 12 C.F.R. Section 563b.500, including:

            (i) No Options or Restricted Stock Awards granted to any Eligible Participant who is a common law employee may exceed 25% of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

            (ii) No Options or Restricted Stock Awards granted to any individual Non-Employee Director may exceed 5% of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

            (iii) The aggregate amount of Options or Restricted Stock Awards granted to all Non- Employee Directors may not exceed 30% of the total amount of Options or Restricted Stock Awards, as applicable, under the Plan; and

            (iv) No single grant of Options or Restricted Stock Awards under the Plan may become exercisable or vest at a rate more quickly than 20% per year commencing one year from the Grant Date.

      12.12 GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Connecticut.

      12.13 ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

      12.14 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Charter or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

      12.15 NO LIMITATIONS ON RIGHTS OF COMPANY. Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

      12.16 SUCCESSORS. Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder, shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

                                 REVOCABLE PROXY
                            SI FINANCIAL GROUP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 11, 2005
                              9:00 a.m., Local Time

                         ------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints the official proxy committee of SI Financial Group, Inc. (the "Company"), consisting of Rheo A. Brouillard, Donna
M. Evan and Steven H. Townsend, or each of them, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the annual meeting of stockholders, to be held on May 11, 2005 at 9:00 a.m., local time at the Capital Theater, 896 Main Street, Willimantic, Connecticut and at any and all adjournments or postponements, with all of the powers the undersigned would possess if personally present at such meeting as follows:

      1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

            Mark D. Alliod, Robert C. Cushman, Sr. and Robert O. Gillard

                                                                FOR ALL
            FOR                       WITHHOLD                  EXCEPT
            ---                       --------                  ------

            |_|                         |_|                       |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

      2.    The approval of the SI Financial Group, Inc. 2005 Equity Incentive
            Plan.

                                                                FOR ALL
            FOR                       WITHHOLD                  EXCEPT
            ---                       --------                  ------

            |_|                         |_|                       |_|

      3. The ratification of the appointment of Wolf & Company, P.C. as independent auditors of SI Financial Group, Inc. for the fiscal year ending December 31, 2005.

                                                                FOR ALL
            FOR                       WITHHOLD                  EXCEPT
            ---                       --------                  ------

            |_|                         |_|                       |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.

      This proxy is revocable and, if properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each of the proposals listed. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

                                       Dated:__________________________


                                       --------------------------------
                                       SIGNATURE OF STOCKHOLDER


                                       --------------------------------
                                       SIGNATURE OF CO-HOLDER (IF ANY)

      The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting and the Annual Report to Stockholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                          -----------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                      [SI Financial Group, Inc. Letterhead]


Dear ESOP Participant:

      On behalf of the Board of Directors of SI Financial Group, Inc. (the "Company"), I am forwarding you the attached blue vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc. (the "Trustee") on the proposals to be presented at the Annual Meeting of Stockholders of SI Financial Group, Inc. to be held on May 11, 2005. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders of SI Financial Group, Inc. and a copy of the Company's Annual Report to Stockholders.

      As a participant in the Savings Institute Bank and Trust Company Employee Stock Ownership Plan (the "ESOP"), you are entitled to vote all shares of Company common stock allocated to your account as of March 18, 2005, the record date for the Annual Meeting. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee on or before May 2, 2005. If you do not direct the Trustee how to vote the shares of Company common stock allocated to your ESOP account, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

      Please complete, sign and return the enclosed blue vote authorization form in the enclosed, postage-paid envelope. Your vote will not be revealed, directly or indirectly, to any employee or director of the Savings Institute Bank and Trust Company or SI Financial Group, Inc.

                                           Sincerely,

                                           /s/ Rheo A. Brouillard

                                           Rheo A. Brouillard
                                           President and Chief Executive Officer

                            VOTE AUTHORIZATION FORM
                            -----------------------

      I understand that First Bankers Trust Services, Inc. (the "ESOP Trustee"), is the holder of record and custodian of all shares of SI Financial Group, Inc. (the "Company") common stock under the Savings Institute Bank and Trust Company Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 11, 2005.

      You are to vote my shares as follows:

1. The election as directors of all nominees listed (except as marked to the contrary below).

      Mark D. Alliod, Robert C. Cushman, Sr. and Robert O. Gillard

                                      VOTE                       FOR ALL
         FOR                        WITHHELD                      EXCEPT
         ---                        --------                      ------
         [_]                           [_]                         [_]

      INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For All Except" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

2.    The approval of the SI Financial Group, Inc. 2005 Equity Incentive Plan.

         FOR                         AGAINST                     ABSTAIN
         ---                         -------                     -------
         [_]                           [_]                         [_]

3. The ratification of the appointment of Wolf & Company, P.C. as independent auditors of SI Financial Group, Inc. for the year ending December 31, 2005.

         FOR                         AGAINST                     ABSTAIN
         ---                         -------                     -------
         [_]                           [_]                         [_]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

      The ESOP Trustee is hereby authorized to vote all shares of Company common stock allocated to me in its trust capacity as indicated above.


----------------------------                        ----------------------------
Date                                                Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than May 2, 2005.

                      [SI Financial Group, Inc. Letterhead]


Dear 401(k) Plan Participant:

      On behalf of the Board of Directors of SI Financial Group, Inc. (the "Company"), I am forwarding you the attached green vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc. (the "Trustee") on the proposals to be presented at the Annual Meeting of Stockholders of SI Financial Group, Inc. to be held on May 11, 2005. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders of SI Financial Group, Inc. and a copy of the Company's Annual Report to Stockholders.

      As a holder of SI Financial Group, Inc. common stock under the Savings Institute Profit Sharing and 401(k) Savings Plan ("401(k) Plan"), you are entitled to direct the Trustee how to vote the shares of common stock credited to your account as of March 18, 2005, the record date for the Annual Meeting. If the Trustee does not receive your instructions by May 2, 2005, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions received from other 401(k) Plan participants.

      Please complete, sign and return the enclosed green vote authorization form in the enclosed, postage-paid envelope. Your vote will not be revealed, directly or indirectly, to any employee or director of the Savings Institute Bank and Trust Company or SI Financial Group, Inc.

                                           Sincerely,

                                           /s/ Rheo A. Brouillard

                                           Rheo A. Brouillard
                                           President and Chief Executive Officer

                             VOTE AUTHORIZATION FORM
                             -----------------------

      I understand that First Bankers Trust Services, Inc. (the "Trustee") is the holder of record and custodian of all shares of SI Financial Group, Inc. (the "Company") common stock credited to me under the Savings Institute Profit Sharing and 401(k) Savings Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 11, 2005.

You are to vote my shares as follows:

1. The election as directors of all nominees listed (except as marked to the contrary below).

      Mark  D. Alliod, Robert C. Cushman, Sr. and Robert O. Gillard

                                      VOTE                       FOR ALL
         FOR                        WITHHELD                      EXCEPT
         ---                        --------                      ------
         [_]                           [_]                         [_]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For All Except" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

2.    The approval of the SI Financial Group, Inc. 2005 Equity Incentive Plan.

         FOR                         AGAINST                     ABSTAIN
         ---                         -------                     -------
         [_]                           [_]                         [_]

3. The ratification of the appointment of Wolf & Company, P.C. as independent auditors of SI Financial Group, Inc. for the year ending December 31, 2005.

         FOR                         AGAINST                     ABSTAIN
         ---                         -------                     -------
         [_]                           [_]                         [_]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

      The Trustee is hereby authorized to vote all shares of Company common stock credited to me in its trust capacity as indicated above.


----------------------------                        ----------------------------
Date                                                Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than May 2, 2005.